Exhibit 10.1

SECOND AMENDMENT TO OTHER INTEREST AGREEMENT

This Second Amendment (this “Amendment”) to the Other Interest Agreement, dated as of December 2, 2011 (as amended on February 17, 2012, the “Agreement”), by and among ERP Operating Limited Partnership, an Illinois limited partnership (“Equity”), and each of BIH ASN LLC (“BIH”), Archstone Equity Holdings Inc. (“AEH” and, collectively with BIH, “Barclays”), Bank of America, N.A. (“BANA”) and Banc of America Strategic Ventures, Inc. (“BofA Strategic”, and, collectively with BANA, “Bank of America”), is made effective as of April 18, 2012, by and among Equity, Barclays and Bank of America. Barclays and Bank of America are sometimes referred to herein as “Owners” and, each, an “Owner.” Equity and Owners are sometimes referred to herein as the “Parties” and each, a “Party.”

RECITALS:

WHEREAS, the Parties entered into the original Agreement on December 2, 2011 and entered into the First Amendment to the Agreement on February 17, 2012;

WHEREAS, the Parties desire to amend the Agreement as set forth in this Amendment; and

WHEREAS, capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Agreement, or, if not defined in the Agreement, in the Interest Purchase Agreement, as if the Interest Purchase Agreement remained in full force and effect.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

1.	Amendments to Section 1.

(a)	The third sentence of Section 1(a) of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

“Subject to the preceding sentence, Equity shall have the right to exercise the Option by providing written notice to Owners (the “Exercise Notice”) at any time during the period commencing on the ROFO Acquisition Date and ending at 5:00 p.m. Eastern time on May 21, 2012 for a purchase price, payable in cash, in an amount set forth in the Exercise Notice that is greater than or equal to $1,500,000,000.”

(b)	Section 1(e) of the Agreement shall be deleted in its entirety and replaced in its entirety with the following:

“(e)	The Expiration Date with respect to the Other Interest Purchase Agreement will be July 31, 2012.”

2.	Section 9 of the Agreement is hereby deleted in its entirety and replaced in its entirety with the following:

“9. Termination. This Agreement shall terminate automatically and simultaneously on the earlier to occur of (i) 5:00 p.m. Eastern time on May 21, 2012, if the Option has not been exercised, and (ii) the termination of the Other Interest Purchase Agreement; provided, however, that Section 12 hereof shall survive any such termination in accordance with its terms.”

3.	Miscellaneous.

(a)	Except as amended by this Amendment, all terms and conditions of the Agreement remain unchanged and in full force and effect in accordance with its terms and conditions and the Agreement is hereby ratified and confirmed by the Parties for all purposes and in all respects.

(b)	The Agreement, as amended by this Amendment, sets forth the entire agreement and understanding of the Parties and supersedes all prior discussions, negotiations, agreements, arrangements and understandings, whether oral or written, relating to the subject matter hereof and thereof. There are no warranties, representations or other agreements between the Parties in connection with the subject matter of the Agreement, except as specifically set forth in the Agreement, as amended by this Amendment.

(c)	From and after date hereof, each reference in the Agreement to “this Agreement” shall mean the Agreement, as amended pursuant to this Amendment. In the event of any inconsistencies between this Amendment and the Agreement, the terms of this Amendment shall govern.

(d)	This Amendment may be executed and delivered in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. It is the express intent of the Parties to be bound by the exchange of signatures on this Amendment via facsimile or electronic mail via the portable document format (PDF). A facsimile or other copy of a signature shall be deemed an original. This Amendment shall become effective when each Party shall have received a counterpart hereof signed by all of the other Parties. Until and unless each Party has received a counterpart hereof signed by the other Parties, this Amendment shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date set forth above.

EQUITY:

ERP OPERATING LIMITED PARTNERSHIP

By:	Equity Residential, its general partner

By:	/s/ Mark J. Parrell
Name: Mark J. Parrell Title: Executive Vice President and Chief Financial Officer

OWNERS:

BIH ASN LLC

By:	/s/ Robert Silverman
Name:	Robert Silverman
Title:	Vice President

ARCHSTONE EQUITY HOLDINGS INC.

By:	/s/ Robert Silverman
Name:	Robert Silverman
Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Benjamin Eppley
Name:	Benjamin Eppley
Title:	Authorized Signatory

BANC OF AMERICA STRATEGIC VENTURES, INC.

By:	/s/ Jason LaBonte
Name:	Jason LaBonte
Title:	Managing Director

Signature Page to Second Amendment to Other Interest Agreement